Exhibit 99.1

FOR IMMEDIATE RELEASE

Symbotic Reports Fiscal Year 2022 Third Quarter Results

Debuted As Publicly Traded Company Via Business Combination with SVF Investment Corp. 3

Expanded Backlog by $6.3 Billion to $11.3 Billion

Achieved Record Quarterly Revenue of $175.6 Million

Wilmington, Massachusetts (August 1, 2022) — Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, today announced financial results for the third quarter of fiscal 2022, ended June 25, 2022. Symbotic posted revenue of $175.6 million, a quarterly loss of $32.9 million and an adjusted EBITDA loss1 of $21.8 million for the third quarter of fiscal 2022. In the same quarter of fiscal 2021, Symbotic had revenue of $131.5 million, a quarterly net loss of $37.8 million and an adjusted EBITDA loss of $28.1 million.

Symbotic and SVF Investment Corp. 3 completed their business combination on June 7, 2022. Symbotic’s Class A common stock started to trade on The Nasdaq Stock Market under the ticker symbol “SYM” on June 8, 2022. “Our successful merger and public listing are just the start of our journey to change the way the world moves goods,” said Symbotic Founder, Chairman, and Chief Product Officer, Rick Cohen. “As a publicly traded company, we are excited to make every current permanent Symbotic employee a shareholder. This enhances our ability to retain and attract top talent as we continue to innovate.”

“I am very pleased with the progress our team made during the quarter. Our third quarter of 2022 revenue grew 82% over the prior quarter, demonstrating early results from our investments to support scaling. During the quarter we accelerated to 13 system deployments in progress, an increase from only four in the third quarter of 2021,” said Symbotic Chief Executive Officer Michael Loparco.

“In our fiscal year ending 2022, we expect revenue of $490 million to $510 million, nearly doubling our 2021 annual revenue. We expect an adjusted EBITDA2 loss of $94 million to $90 million as we continue to invest in our transformational technologies and scaling our business for its increasing potential,” said Symbotic Chief Financial Officer Tom Ernst. “We are excited to end the third quarter of fiscal 2022 with $412 million in cash and cash equivalents, zero debt, and contracted orders valued at $11.3 billion. This provides clear visibility towards our future growth.”

[1]

Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP measure as defined below under “Use of Non-GAAP Financial Information.” See the tables below for reconciliations to net loss, the most comparable GAAP measure.

[2]

Symbotic is not providing guidance for net loss, which is the most comparable GAAP financial measure to adjusted EBITDA, because information reconciling forward-looking adjusted EBITDA to net loss is unavailable to it without unreasonable effort. Symbotic is not able to provide reconciliations of adjusted EBITDA to GAAP financial measures because certain items required for such reconciliations are outside of Symbotic’s control and/or cannot be reasonably predicted, such as the provision for stock-based compensation.

Webcast Information

Symbotic will host a webcast today at 5:00 pm EDT to discuss its third quarter fiscal 2022 results. The webcast link is: https://edge.media-server.com/mmc/go/Symbotic-Q3-2022

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USE OF NON-GAAP FINANCIAL INFORMATION

Symbotic reports its financial results in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). This press release contains financial measures that are not recognized under U.S. GAAP (“non-GAAP”), including adjusted EBITDA, non-GAAP net income and non-GAAP net loss per share. These non-GAAP measures have limitations as an analytical tool as they do not have a standardized meaning prescribed by U.S. GAAP. The non-GAAP financial measures Symbotic uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies and, therefore, are unlikely to be comparable to similar measures presented by other companies. Rather, these non-GAAP measures are provided as a supplement to corresponding U.S. GAAP measures to provide additional information regarding the results of operations from management’s perspective. Accordingly, non-GAAP measures should not be considered a substitute for, in isolation from, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. All non-GAAP measures presented in this press release are reconciled to their closest reported U.S. GAAP measures. Symbotic recommends that investors review the reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and not rely on any single financial measure to evaluate its business.

Symbotic defines adjusted EBITDA, a non-GAAP financial measure, as GAAP net loss excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; unit-based compensation; business combination transaction expenses; and other non-recurring items that may arise from time to time. Symbotic defines non-GAAP net loss, a non-GAAP financial measure, as GAAP net loss excluding the following items: unit-based compensation, amortization of acquired intangible assets and business combination transaction expenses. Symbotic defines non-GAAP net loss per share, a non-GAAP financial measure, as non-GAAP net loss divided by weighted-average shares of Class A Common Stock outstanding. In addition to Symbotic’s financial results determined in accordance with U.S. GAAP, Symbotic believes that adjusted EBITDA, non-GAAP net income and non-GAAP net income per share, non-GAAP financial measures, are useful in evaluating the performance of Symbotic’s business because they highlight trends in its core business.

ABOUT SYMBOTIC

Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today’s complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency.

As the backbone of commerce Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Symbotic’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements include, but are not limited to, statements about the ability of or expectations regarding Symbotic to:

•	meet the technical requirements of existing or future supply agreements with its customers, including with respect to existing backlog;

•	expand its target customer base and maintain its existing customer base;

•	anticipate industry trends;

•	maintain and enhance its platform;

•	maintain the listing of the Symbotic Class A Common Stock on Nasdaq;

•	execute its growth strategy;

•	develop, design and sell systems that are differentiated from those of competitors;

•	execute its research and development strategy;

•	acquire, maintain, protect and enforce intellectual property;

•	attract, train and retain effective officers, key employees or directors;

•	comply with laws and regulations applicable to its business;

•	stay abreast of modified or new laws and regulations applying to its business;

•	successfully defend litigation;

•	issue equity securities in connection with the transactions;

•	meet future liquidity requirements and, if applicable, comply with restrictive covenants related to long-term indebtedness;

•	timely and effectively remediate any material weaknesses in our internal control over financial reporting;

•	anticipate rapid technological changes; and

•	effectively respond to general economic and business conditions.

Forward-looking statements also include, but are not limited to, statements with respect to:

•	the future performance of our business and operations;

•	expectations regarding revenues, expenses and anticipated cash needs;

•	expectations regarding cash flow, liquidity and sources of funding;

•	expectations regarding capital expenditures;

•	the effects of pending and future legislation;

•	business disruption;

•	risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Symbotic;

•	disruption to the business due to the Symbotic’s dependency on certain customers;

•	increasing competition in the warehouse automation industry;

•	any delays in the design, production or launch of our systems and products;

•	the failure to meet customers’ requirements under existing or future contracts or customer’s expectations as to price or pricing structure;

•	any defects in new products or enhancements to existing products; and

•

the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of our new products and services and any changes in our product mix that shift too far into lower gross margin products.

Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2022 and amended on July 20, 2022. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned not to place undue reliance on these forward-looking statements because of their inherent uncertainty and to appreciate the limited purposes for which they are being used by management. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements speak only as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. Symbotic is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports that Symbotic has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Symbotic’s Registration Statement on Form S-1 filed with the SEC on June 29, 2022, and amended on July 20, 2022 and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the business combination between SVF Investment Corp. 3 (“SVF”) and Symbotic (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated December 12, 2021 (the “Merger Agreement”), by and among SVF, Warehouse Technologies LLC, Symbotic Holdings LLC and Saturn Acquisition (DE) Corp. that closed on June 7, 2022; the effects of pending and future legislation; and risks related to the impact of the COVID-19 pandemic on the financial condition and results of operations of Symbotic.

Any financial projections in this press release or discussed during the webcast are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic, or its representatives, considered or considers the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

SYMBOTIC INVESTOR RELATIONS CONTACT

Jeff Evanson

Vice President, Investor Relations & Corporate Development

Symbotic

ir@symbotic.com

MEDIA INQUIRIES

Blair Hennessy

Abernathy MacGregor

bth@abmac.com

212-371-5999

SYMBOTIC INC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share information)

	For the Three Months Ended		For the Nine Months Ended
	June 25, 2022	June 26, 2021	June 25, 2022	June 26, 2021
Revenue:
Systems	$169,503	$125,268	$330,297	$142,028
Software maintenance and support	862	1,232	2,802	2,776
Operation services	5,187	4,987	15,801	15,401

Total revenue	175,552	131,487	348,900	160,205
Cost of revenue:
Systems	136,015	125,643	264,475	138,740
Software maintenance and support	1,269	702	3,224	2,257
Operation services	6,724	5,478	18,283	16,613

Total cost of revenue	144,008	131,823	285,982	157,610

Gross profit	31,544	(336)	62,918	2,595

Operating expenses:
Research and development expenses	35,140	20,934	80,679	52,477
Selling, general, and administrative expenses	29,435	16,508	68,306	41,007

Total operating expenses	64,575	37,442	148,985	93,484

Operating loss	(33,031)	(37,778)	(86,067)	(90,889)

Other income, net	156	7	236	59

Loss before income tax	(32,875)	(37,771)	(85,831)	(90,830)
Income tax benefit (expense)	—	—	—	—

Net loss	(32,875)	(37,771)	(85,831)	(90,830)
Less: Net loss attributable to legacy Warehouse Technologies holders prior to Business Combination	(19,178)	(37,771)	(72,134)	(90,830)
Less: Net loss attributable to noncontrolling interests	(12,383)	—	(12,383)	—

Net loss attributable to common stockholders	$(1,314)	$—	$(1,314)	$—

Loss per share of Class A Common Stock: (1)
Basic and Diluted	$(0.03)	$—	$(0.03)	$—
Weighted-average shares of Class A Common Stock outstanding:
Basic and Diluted	50,664,146	—	50,664,146	—

(1)   Loss per share information has not been presented for periods prior to the Business Combination, as it resulted in values that would not be meaningful to the users of these unaudited consolidated financial statements.

SYMBOTIC INC AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except share and per share information)

The following table reconciles GAAP net loss to Adjusted EBITDA:

	For the Three Months Ended		For the Nine Months Ended
	June 25, 2022	June 26, 2021	June 25, 2022	June 26, 2021
Net loss	$(32,875)	$(37,771)	$(85,831)	$(90,830)
Interest income	(178)	(12)	(204)	(26)
Income tax benefit (expense)	—	—	—	—
Depreciation and amortization	1,426	1,383	4,200	3,208
Unit-based compensation	8,967	7,180	10,130	7,219
Business combination transaction expenses	869	1,094	2,400	1,097

Adjusted EBITDA	$(21,791)	$(28,126)	$(69,305)	$(79,332)

The following table reconciles GAAP net loss to non-GAAP net loss:

	For the Three Months Ended		For the Nine Months Ended
	June 25, 2022	June 26, 2021	June 25, 2022	June 26, 2021
Net loss	$(32,875)	$(37,771)	$(85,831)	$(90,830)
Unit-based compensation	8,967	7,180	10,130	7,219
Amortization of acquired intangible assets	116	120	349	348
Business combination transaction expenses	869	1,094	2,400	1,097

Non-GAAP net loss	$(22,923)	$(29,377)	$(72,952)	$(82,166)

The following table reconciles GAAP net loss per share to non-GAAP net loss per share:

	Three Months Ended	Nine Months Ended
	June 25, 2022	June 25, 2022
Net loss per share	$(0.03)	$(0.03)
Effect of non-GAAP adjustments	0.02	0.02

Non-GAAP net loss per share	$(0.01)	$(0.01)

(1)

Loss per share information has not been presented for periods prior to the business combination, as it resulted in values that would not be meaningful to the users of these unaudited consolidated financial statements.

SYMBOTIC INC AND SUBSIDIARIES

SUPPLEMENTAL COMMON SHARE INFORMATION

Total Common Shares issued and outstanding:

As of June 25, 2022
Class A Common Shares issued and outstanding	50,664,146
Class V-1 Common Shares issued and outstanding	60,844,573
Class V-1 Common Shares issued and outstanding	416,933,025

528,441,744

SYMBOTIC INC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 25, 2022	September 26, 2021
ASSETS
Current assets:
Cash and cash equivalents	$411,662	$156,634
Accounts receivable	2,549	63,370
Inventories	126,985	33,561
Deferred expenses	550	489
Prepaid expenses and other current assets	49,435	6,366

Total current assets	591,181	260,420
Property and equipment, at cost	42,858	37,177
Less: Accumulated depreciation	(22,348)	(18,560)

Property and equipment, net	20,510	18,617
Intangible assets, net	800	1,164
Other long-term assets	340	334

Total assets	$612,831	$280,535

LIABILITIES, REDEEMABLE PREFERRED AND COMMON UNITS AND EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$96,995	$28,018
Accrued expenses	51,081	31,131
Sales tax payable	6,625	18,405
Deferred revenue, current	290,406	259,418

Total current liabilities	445,107	336,972
Deferred revenue, long-term	88,613	216,538
Other long-term liabilities	5,983	3,993

Total liabilities	539,703	557,503

Commitments and contingencies	—	—
Redeemable preferred and common units:
Preferred units, Class B-1, 0 units authorized, issued, and outstanding at June 25, 2022 and 2 units authorized; 1 unit issued and outstanding at September 25, 2021	—	232,278
Preferred units, Class B, 0 units authorized, issued, and outstanding at June 25, 2022 and 1 unit authorized, issued, and outstanding at September 25, 2021	—	459,007
Common units, Class C, 0 units authorized, issued, and outstanding at June 25, 2022 and 428,571 units authorized, issued, and outstanding at September 25, 2021	—	144,975
Equity (deficit):
Common voting units, Class A, 0 units authorized, issued, and outstanding at June 25, 2022 and 7,071,424 units authorized; 5,997,632 units issued and outstanding at September 25, 2021	—	16,809
Common shares, Class A, 3,000,000,000 shares authorized; 50,664,146 shares issued and outstanding at June 25, 2022	5	—
Common voting shares, Class V-1, 1,000,000,000 shares authorized; 60,844,573 shares issued and outstanding at June 25, 2022	6	—
Common voting shares, Class V-3, 450,000,000 shares authorized; 416,933,025 shares issued and outstanding at June 25, 2022	42	—
Additional paid-in capital - warrants	58,126	26,999
Additional paid-in capital	1,231,992	—
Accumulated deficit	(1,281,020)	(1,154,944)
Accumulated other comprehensive loss	(2,139)	(2,092)

Total Stockholders’ Equity / Members’ deficit	7,012	(1,113,228)
Noncontrolling interest	66,116	—

Total equity (deficit)	73,128	(1,113,228)

Total liabilities, redeemable preferred and common units, and equity (deficit)	$612,831	$280,535

SYMBOTIC INC AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENT OF CHANGES OF CASH FLOWS

(in thousands)

	For the Nine Months Ended
	June 25, 2022	June 26, 2021
Cash flows from operating activities:
Net loss	$(85,831)	$(90,830)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,200	3,208
Foreign currency losses	(22)	47
Loss on abandonment of assets	4,098	—
Unit-based compensation	50	70
Changes in operating assets and liabilities:
Accounts receivable	344	(14,533)
Inventories	(93,944)	(6,592)
Prepaid expenses and other current assets	(43,069)	3,110
Deferred expenses	(61)	96,165
Other long-term assets	10	1,603
Accounts payable	69,091	7,429
Accrued expenses	12,741	6,273
Deferred revenue	33,674	89,152
Other long-term liabilities	1,990	922

Net cash and cash equivalents provided by (used in) operating activities	(96,729)	96,024

Cash flows from investing activities:
Purchases of property and equipment	(10,769)	(5,333)

Net cash and cash equivalents used in investing activities	(10,769)	(5,333)

Cash flows from financing activities:
Net proceeds from equity infusion from the Business Combination	384,672	—
Purchase of interest from non-controlling interest	(300,000)	—
Proceeds from exercise of warrants	277,776	—

Net cash and cash equivalents provided by financing activities	362,448	—
Effect of exchange rate changes on cash and cash equivalents	78	(50)
Net increase in cash and cash equivalents	255,028	90,641
Cash and cash equivalents — beginning of period	156,634	58,264

Cash and cash equivalents — end of period	$411,662	$148,905